AmSouth Equity Income Fund

                            Variable Insurance Funds
                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035
                                 1-800-257-5872

Variable Insurance Funds (the "Trust") is an open-end management investment company that currently offers nine separate diversified investment portfolios, each with different investment objectives and policies. This Prospectus describes one of those portfolios, the AmSouth Equity Income Fund (the "Fund").

Additional information about the Trust and the Fund, contained in a Statement of Additional Information dated June 1, 1997, as amended or supplemented, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Trust at its address or by calling the Trust at the telephone number shown above. The Statement of Additional Information is incorporated herein by reference.

The Fund currently sells its shares of beneficial interest ("Shares") to a segregated asset account ("Separate Account") of Hartford Life Insurance Company ("Hartford") to serve as the investment medium for variable annuity contracts ("Variable Contracts") issued by Hartford. Shares of the Fund also may be sold to qualified pension and retirement plans outside of the separate account context. The Separate Account invests in Shares of the Fund in accordance with allocation instructions received from owners of the Variable Contracts ("Variable Contract Owners"). Such allocation rights are described further in the accompanying Separate Account prospectus.

Shares of the Fund are not deposits or obligations of, and are not endorsed, insured or guaranteed by, any bank, the Federal Deposit Insurance Corporation, or any other agency. An investment in the Fund involves investment risk, including the possible loss of principal.

This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE SEPARATE ACCOUNT, WHICH ACCOMPANIES THIS PROSPECTUS. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                The date of this Prospectus is September 16, 1997

                               TABLE OF CONTENTS
                                                                     Page

PROSPECTUS SUMMARY.....................................................3
         Shares Offered................................................3
         Investment Objective..........................................3
         Investment Policies...........................................3
         Risk Factors and Special Considerations.......................3
         Investment Adviser and Sub-Adviser............................3
         Other Information.............................................3

FUND EXPENSES..........................................................4

INVESTMENT OBJECTIVE AND POLICIES......................................5

INVESTMENT TECHNIQUES AND RISK FACTORS.................................6

VALUATION OF SHARES...................................................14

PURCHASING SHARES.....................................................15

REDEEMING SHARES......................................................16

MANAGEMENT OF THE FUND................................................16
         Trustees.....................................................16
         Investment Adviser and Sub-Adviser...........................16
         Administrator and Distributor................................17
         Other Service Providers......................................18
         Variable Contract Owner Servicing Agents.....................18
         Expenses.....................................................18
         Banking Laws.................................................19

TAXATION..............................................................19

GENERAL INFORMATION...................................................20
         Description of the Trust and Its Shares......................20
         Performance Information......................................21
         Miscellaneous................................................22

PROSPECTUS SUMMARY

Shares Offered . . . . . . . . . . .         Shares  of  the  Fund,  which  is a
                                             diversified investment portfolio of
                                             the Trust, a Massachusetts business
                                             trust  that  is  registered  as  an
                                             open-end   management    investment
                                             company.  Shares of the Fund may be
                                             offered  in  the  future  to  other
                                             separate  accounts of Hartford,  or
                                             to separate accounts established by
                                             other  affiliated  or  unaffiliated
                                             insurance  companies,  to  serve as
                                             the  underlying  investment  medium
                                             for  variable  annuity and variable
                                             life insurance contracts, which may
                                             pose certain risks  discussed under
                                             "PURCHASING SHARES."

Investment Objective. . . . . . . .          The  Fund  seeks to  provide  above
                                             average    income    and    capital
                                             appreciation.

Investment  Policies  . . . . . . .          The Fund will,  under normal market
                                             conditions,  invest at least 65% of
                                             its      total       assets      in
                                             income-producing equity securities,
                                             including  common stock,  preferred
                                             stock  and  securities  convertible
                                             into   common   stocks,   such   as
                                             convertible  bonds and  convertible
                                             preferred stocks.

Risk Factors and Special
Considerations  . . . . . . .  .  . .        An  investment in the Fund involves
                                             a  certain  amount  of risk and may
                                             not be suitable for all  investors.
                                             See "INVESTMENT TECHNIQUES AND RISK
                                             FACTORS."

Investment Adviser
and Sub-Adviser . . . .  .  . .   . .        AmSouth      Bank      ("AmSouth"),
                                             Birmingham,   Alabama,   serves  as
                                             investment  adviser  to  the  Fund.
                                             Rockhaven  Asset  Management,   LLC
                                             ("Rockhaven"),          Pittsburgh,
                                             Pennsylvania,  serves as investment
                                             sub-adviser   to  the   Fund.   See
                                             "MANAGEMENT    OF   THE    FUND   -
                                             Investment        Adviser       and
                                             Sub-Adviser."

Other Information . . . . . . . . . . . .    AmSouth  is the  custodian  for the
                                             Fund. BISYS Fund Services  ("BISYS"
                                             or         "Distributor"         or
                                             "Administrator")   serves   as  the
                                             distributor  and  administrator  of
                                             the Fund. BISYS Fund Services Ohio,
                                             Inc.   ("BISYS   Ohio")  serves  as
                                             transfer    agent   and    dividend
                                             disbursing   agent   and   provides
                                             certain accounting services for the
                                             Trust.

FUND EXPENSES

The following expense table indicates costs and expenses that an investor should anticipate incurring either directly or indirectly as a Shareholder of the Fund during its first fiscal year of operation. The numbers reflect estimated levels of operating expenses.


Annual Fund Operating Expenses
(as a percentage of average net assets annualized)

Management Fees After Waiver (1)...........................................0.25%
Other Expenses After Waiver (2)............................................1.00%
Total Fund Operating Expenses After Waivers (3)............................1.25%
-------------------

1 AmSouth has undertaken to waive a portion of its investment advisory fee through December 31, 1997 to the extent that "Total Fund Operating Expenses" for the Fund would exceed 1.25% of average daily net assets during this period. Absent this waiver, "Management Fees" as a percentage of the Fund's average daily net assets would be 0.60%.

2 BISYS has agreed to waive a portion of its administrative fees through December 31, 1997. Absent this waiver, "Other Expenses" as a percentage of the Fund's average daily net assets would be 1.10%.

3 Absent waivers, "Total Fund Operating Expenses" as a percentage of the Fund's average daily net assets would be 1.70%.

The purpose of this table is to assist the prospective investor in understanding the various costs and expenses that a Shareholder in the Fund will bear. The following Example illustrates the expenses borne by Fund Shareholders.

Example

An investor would pay the following  expenses on a $1,000  investment,  assuming
(1) 5% annual return, and (2) redemption at the end of each time period:



1 Year...............................................   $13
3 Years..............................................   $40
----------------
* This example should not be considered a representation of future expenses, which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. Actual return may be greater or less than the assumed amount.

                       INVESTMENT OBJECTIVE AND POLICIES


Shareholders should be aware that the investments made by the Fund at any given time are not expected to be the same as those made by other mutual funds for which AmSouth or Rockhaven acts as investment adviser, including mutual funds with investment objectives and policies similar to the Fund. Investors should carefully consider their investment goals and willingness to tolerate investment risk before allocating their investment to the Fund.

The Fund seeks to provide above average income and capital appreciation. It invests primarily in a diversified portfolio of common stocks, preferred stocks, and securities that are convertible into common stocks, such as convertible bonds and convertible preferred stocks. Under normal market conditions, the Fund invests at least 65% of its total assets in income-producing equity securities, including common stock, preferred stock, and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks. The Fund's stock selection emphasizes those common stocks in each sector that have good value, attractive yield, and dividend growth potential. The portion of the Fund's total assets invested in common stock, preferred stock, and convertible securities varies according to the Fund's assessment of market and economic conditions and outlook. Most companies in which the Fund invests are listed on national securities exchanges.

Rockhaven seeks to invest in equity securities which are believed to represent investment value. Factors which may be considered in selecting equity securities include industry and company fundamentals, historical price relationships, and/or underlying asset value.

Under normal market conditions, the Fund may also invest up to 35% of the value of its total assets in corporate bonds, mortgage-related and asset-backed securities, real estate investment trusts, notes, money market mutual funds, warrants, and obligations with maturities of 12 months or less such as commercial paper (including variable amount master demand notes), bankers' acceptances, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. If deemed appropriate for temporary defensive purposes, the Fund may increase its holdings in short-term obligations up to 100% of its total assets and may also hold uninvested cash pending investment. The Fund may also write covered call options. See "INVESTMENT TECHNIQUES AND RISK FACTORS."

                                     * * * *

The investment objective of the Fund is a fundamental policy and as such may not be changed without a vote of the holders of a majority of the outstanding Shares of the Fund. Other policies of the Fund may be changed without a vote of the holders of a majority of outstanding Shares of the Fund unless (i) the policy is expressly deemed to be a fundamental policy or (ii) the policy is expressly deemed to be changeable only by such majority vote. There can be no assurance that the investment objective of the Fund will be achieved.

                     INVESTMENT TECHNIQUES AND RISK FACTORS

Like any investment program, an investment in the Fund entails certain risks.

Convertible Securities

Convertible securities are fixed income securities that may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The Fund may invest in convertible securities that are rated "BB" by Standard & Poor's Corporation ("S&P") and "Ba" by Moody's Investors Service, Inc. ("Moody's"), or lower, at the time of investment, or if unrated, are of comparable quality. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives.

Securities which are rated "BB" or lower by S&P or "Ba" or lower by Moody's either have speculative characteristics or are speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. There is no lower limit with respect to rating categories for convertible securities in which the Fund may invest.

Corporate debt obligations are "investment grade" if they are rated "BBB" or higher by S&P or "Baa" or higher by Moody's or, if unrated, are determined to be of comparable quality. Debt obligations that are not determined to be investment grade are high yield, high risk bonds, typically subject to greater market fluctuations and greater risk of loss of income and principal due to an issuer's default. To a greater extent than investment grade securities, lower rated securities tend to reflect short-term corporate, economic and market developments, as well as investor perceptions or the issuer's credit quality. Because investments in lower rated securities involve greater investment risk, achievement of the Fund's investment objective may be more dependent on Rockhaven's credit analysis than would be the case if the Fund were investing in higher rated securities. High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn, for example, could cause a decline in high yield prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. In addition, the secondary trading market for high yield securities may be less liquid than the market for higher grade securities. The market prices of debt securities also generally fluctuate with changes in interest rates so that the Fund's net asset value can be expected to decrease as long-term interest rates rise and to increase as long-term rates fall. In addition, lower rated securities may be more difficult to dispose of or to value than high-rated, lower-yielding securities. Rockhaven attempts to reduce the risks described above through diversification of the Fund's portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities, and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the opinion of Rockhaven, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for the Fund, Rockhaven evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, Rockhaven considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

As with all fixed income securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

Put and Call Options

The Fund may write covered call options (options on securities or currencies owned by the Fund). When a portfolio security or currency subject to a call option is sold, the Fund will effect a "closing purchase transaction"--the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which the Fund previously has written. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or the Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the holder thereof, the Fund will forego the potential benefit represented by market appreciation over the exercise price. Under normal conditions, it is not expected that the Fund will cause the underlying value of portfolio securities and/or currencies subject to such options to exceed 25% of its total assets.

Foreign Securities

The Fund may invest in foreign securities through the purchase of American Depository Receipts ("ADRs") or the purchase of securities of the Toronto Stock Exchange, but will not do so if immediately after a purchase and as a result of the purchase the total value of such foreign securities owned by the Fund would exceed 25% of the value of the total assets of the Fund. The Fund may also invest in securities issued by foreign branches of the U.S. banks and foreign banks and in Canadian Commercial Paper and Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The markets on which such securities trade may have less volume and liquidity, and may be more volatile than securities markets in the U.S. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the U.S. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

If a security is denominated in foreign currency, the value of the security to the Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. Currency risks generally increase in lesser developed markets. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the Fund's assets.

For many foreign securities, U.S. dollar denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers' stock.
However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund can avoid currency risks during the settlement period for either purchase or sales.

Unsponsored ADR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current as for sponsored ADRs, and the prices of unsponsored depository receipts may be more volatile than if such instruments were sponsored by the issuer.

Foreign Currency Transactions

The value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract ("forward currency contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies.

By entering into a forward currency contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The Fund may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions. The forecasting of short-term currency market movements is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward currency contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Fund will have to convert its holdings of foreign currencies into U.S. dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

Medium-Grade Securities

The Fund may invest up to 10% of its total assets in debt securities within the fourth highest rating group assigned by a nationally recognized statistical rating organization ("NRSRO") (i.e., BBB or Baa by S&P and Moody's, respectively) and comparable unrated securities. This limitation does not apply to convertible securities, which are discussed above. These types of debt securities are considered by Moody's and S&P to have some speculative characteristics, and are more vulnerable to changes in economic conditions, higher interest rates or adverse issuer-specific developments which are more likely to lead to a weaker capacity to make principal and interest payments than comparable higher rated debt securities.

Should subsequent events cause the rating of a debt security purchased by the Fund to fall below BBB or Baa, as the case may be, Rockhaven will consider such an event in determining whether the Fund should continue to hold that security. In no event, however, would the Fund be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security.

Mortgage-Related and Asset-Backed Securities

Investments in these and other derivative securities will not be made for purposes of leverage or speculation, but rather primarily for conventional investment or hedging purposes, liquidity, flexibility and to capitalize on market inefficiencies. Consistent with its investment objective, restrictions and policies, the Fund may invest in mortgage-related securities, which are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly.

Early repayment of principal on mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. For this and other reasons, the stated maturity of a mortgage-related security may be shortened by unscheduled prepayments on the underlying mortgages. Alternatively, the rate of prepayments on underlying mortgages may have the effect of extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase. Accordingly, it may not possible to predict accurately a security's return to the Fund.

Like mortgages underlying mortgage-backed securities, automobile sales contracts or credit card receivables underlying asset-backed securities are subject to prepayment, which may reduce the overall return to certificate holders.
Nevertheless, principal prepayment rates tend not to vary much with interest rates, and the short-term nature of the underlying car loans or other receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in prepayment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity. If consistent with its investment objective and policies, the Fund may invest in other asset-backed securities that may be developed in the future.

Certain issuers of asset-backed securities are considered to be investment companies under the Investment Company Act of 1940 (the "1940 Act"). The Fund intends to conduct its operations so that it will invest its assets (when combined with investments in securities of other investment companies, if any) in the obligations of such issuers within applicable regulatory limits.

U.S. Government Obligations

Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

The Stripped Treasury Obligations in which the Fund may invest do not include Certificates of Accrual on Treasury Securities ("CATS") or Treasury Income Growth Receipts ("TIGRs"). Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Bankers' Acceptances

The Fund may invest in bankers' acceptances guaranteed by domestic and foreign banks if at the time of investment the guarantor bank has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements).

Certificates of Deposit and Time Deposits

The Fund may invest in certificates of deposit and time deposits of domestic and foreign banks and savings and loan associations if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

Commercial Paper

The Fund may, within the limitations described above, invest in short-term promissory notes (including variable amount master demand notes) issued by corporations and other entities, such as municipalities, rated at the time of purchase within the two highest categories assigned by an NRSRO (e.g., A-2 or better by S&P, Prime-2 or better by Moody's) or, if not rated, determined to be of comparable quality to instruments that are so rated. The Fund may also invest in Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

The Fund may invest in variable amount master demand notes, which are unsecured demand notes that permit the indebtedness thereunder to vary, and that provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. Rockhaven will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. A note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand. The period of time remaining until the principal amount can be recovered under a variable master demand note shall not exceed seven days.

Repurchase Agreements

Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price, which includes interest negotiated on the basis of current short-term rates. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If a seller defaults on its repurchase agreements, the Fund may suffer a loss in disposing of the security subject to the repurchase agreement. For further information about repurchase agreements, see "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments--Repurchase Agreements" in the Statement of Additional Information.

Reverse Repurchase Agreements and Dollar Roll Agreements

The Fund may borrow funds by entering into reverse repurchase agreements and dollar roll agreements. Pursuant to such reverse repurchase agreements, the Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase them, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed upon date and price. A dollar roll agreement is analogous to a reverse repurchase agreement, with the Fund selling mortgage-backed securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. At the time the Fund enters into a reverse repurchase agreement or dollar roll agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction.

When-Issued and Delayed-Delivery Transactions

The Fund may purchase securities on a when-issued or delayed-delivery basis. The Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, not for investment leverage. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The Fund will not pay for such securities or start earning interest on them until they are received. When the Fund agrees to purchase such securities, its Custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. In when-issued and delayed-delivery transactions, the Fund relies on the seller to complete the transaction; the seller's failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

Lending of Portfolio Securities

In order to generate additional income, the Fund may from time to time lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive 100% collateral, in the form of cash or U.S. Government securities. This collateral must be valued daily, and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lender. During the time portfolio securities are on loan, the borrower pays the lender any dividends or interest paid on such securities. Loans are subject to termination by the lender or the borrower at any time. While the Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to the Fund, the lender could experience delays in recovering its securities and possible capital losses. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions determined to be creditworthy under guidelines established by the Board of Trustees that permit the Fund to loan up to 33 1/3% of the value of its total assets.

Short-Term Obligations

The Fund may invest in high quality, short-term obligations (with maturities of 12 months or less) such as domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements, in order to acquire interest income combined with liquidity. Such investments will be limited to those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from NRSROs or (ii) do not possess a rating (i.e., are unrated) but are determined to be of comparable quality to rated instruments eligible for purchase. Under normal market conditions, the Fund will limit its investment in short-term obligations to 35% of its total assets. For temporary defensive purposes, as determined by Rockhaven, these investments may constitute 100% of the Fund's portfolio and, in such circumstances, will constitute a temporary suspension of the Fund's attempts to achieve its investment objective.

Short-Term Trading

In order to generate income, the Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of the Fund in order to take advantage of what Rockhaven believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the portfolio turnover rate of the Fund and its transaction costs.

Securities Issued by Other Investment Companies

The Fund may invest up to 10% of its total assets in shares of money market mutual funds for cash management purposes. The Fund will incur additional expenses due to the duplication of expense as a result of investing in other investment companies.

Real Estate Investment Trusts

The Fund may invest in real estate investment trusts. Real estate investment trusts are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate may also be affected by tax and regulatory requirements, such as those relating to the environment.

Restricted Securities

Securities in which the Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Fund who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Pursuant to procedures adopted by the Board of Trustees of the Trust, Rockhaven may determine Section 4(2) securities to be liquid if such securities are readily marketable. These securities may include securities eligible for resale under Rule 144A under the 1933 Act.

                              VALUATION OF SHARES

The net asset value of the Fund is determined and its Shares are priced as of the closing of the NYSE (generally 4:00 p.m. Eastern Time) on each Business Day ("Valuation Time"). As used herein, Business Day is a day on which the New York Stock Exchange ("NYSE") is open for trading, and any other day except days on which there are insufficient changes in the value of the Fund's portfolio securities to materially affect the Fund's net asset value or days on which no Shares are tendered for redemption and no order to purchase any Shares is received. Currently, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to the Fund, less the liabilities charged to the Fund and any liabilities allocable to the Fund, by the number of the Fund's outstanding Shares.

The net asset value per Share of the Fund will fluctuate as the value of the investment portfolio of the Fund changes.

The securities in the Fund will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.

                               PURCHASING SHARES

As of the date of this Prospectus, Shares of the Fund are offered for purchase by the Separate Account to serve as an investment medium for the Variable Contracts issued by Hartford, and to qualified pension and retirement plans outside of the separate account context. Shares of the Fund may be offered in the future to other separate accounts established by or sold to separate accounts of other affiliated or unaffiliated insurance companies, and may be offered in the future to serve as an investment medium for variable life insurance policies.

While the Fund currently does not foresee any disadvantages to Variable Contract Owners if the Fund serves as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Fund served as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and each insurance company with a separate account allocating assets to the Fund would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Fund might be required to redeem the investment of one or more of its separate accounts from the Fund, which might force the Fund to sell securities at disadvantageous prices.

Shares of the Fund are purchased at the net asset value per Share (see "VALUATION OF SHARES") next determined after receipt by the Distributor of an order to purchase Shares. Purchases of Shares of the Fund will be effected only on a Business Day of the Fund. An order received prior to the Valuation Time on any Business Day will be executed at the net asset value determined as of the Valuation Time on the date of receipt. An order received after the Valuation Time on any Business Day will be executed at the net asset value determined as of the Valuation Time on the next Business Day of the Fund.

The Fund reserves the right to discontinue offering Shares at any time. In the event that the Fund ceases offering its Shares, any investments allocated to the Fund will, subject to any necessary regulatory approvals, be invested in another portfolio of the Trust deemed appropriate by the Trustees.

REDEEMING SHARES

Shares may be redeemed without charge on any day that net asset value is calculated (see "VALUATION OF SHARES"). All redemption orders are effected at the net asset value per Share next determined after receipt by the Distributor of a redemption request. Payment for Shares redeemed normally will be made within seven days.

The Trust intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, a Shareholder may incur brokerage costs in converting such securities to cash.

See the Statement of Additional Information ("ADDITIONAL PURCHASE AND REDEMPTION INFORMATION") for examples of when the right of redemption may be suspended.

Variable Contract Owners do not deal directly with the Fund to purchase or redeem Shares, and Variable Contract Owners should refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invests in the Fund.

                             MANAGEMENT OF THE FUND

Trustees

Overall responsibility for management of the Trust rests with its Board of Trustees. The Trust will be managed by the Trustees in accordance with the laws of the Commonwealth of Massachusetts governing business trusts. The Trustees, in turn, elect the officers of the Trust to supervise its day-to-day operations.

Investment Adviser and Sub-Adviser

AmSouth. AmSouth is the investment adviser of the Fund. AmSouth is the principal bank affiliate of AmSouth Bancorporation, one of the largest banking institutions headquartered in the mid-south region. AmSouth Bancorporation reported assets as of December 31, 1996 of $18.4 billion and operated 272 banking offices in Alabama, Florida, Georgia and Tennessee. AmSouth has provided investment management services through its Trust Investment Department since 1915. As of December 31, 1996, AmSouth and its affiliates had over $7.1 billion in assets under discretionary management and provided custody services for an additional $13.4 billion in securities. AmSouth, whose principal business address is 1901 Sixth Avenue North, Birmingham, Alabama 35203 is the largest provider of trust services in Alabama. AmSouth serves as administrator for over $12 billion in bond issues, and its Trust Natural Resources and Real Estate Department is a major manager of timberland, mineral, oil and gas properties and other real estate interests.

Subject to the general supervision of the Trust's Board of Trustees and in accordance with the investment objective and restrictions of the Fund, AmSouth is authorized to manage the Fund, make decisions with respect to and place orders for all purchases and sales of its investment securities, and maintain its records relating to such purchases and sales.

Under an investment advisory agreement between the Trust and AmSouth, the fee payable to AmSouth by the Fund for investment advisory services is the lesser of
(a) a fee computed daily and paid monthly at the annual rate of 0.60% of the Fund's daily net assets or (b) such fee as may from time to time be agreed upon in writing by the Trust and AmSouth. A fee agreed to in writing from time to time by the Trust and AmSouth may be lower than the fee calculated at the contractual annual rate and the effect of such lower fee would be to lower the Fund's expenses and increase the net income of the Fund during the period when such lower fee is in effect.

Rockhaven. Rockhaven serves as investment sub-adviser to the Fund pursuant to a sub-advisory agreement with AmSouth. Under the sub-advisory agreement, Rockhaven manages the Fund, selects investments and places all orders for purchases and sales of securities, subject to the general supervision of the Trust's Board of Trustees and AmSouth in accordance with the Fund's investment objective, policies and restrictions.

Rockhaven is 50% owned by AmSouth and 50% owned by Mr. Christopher H. Wiles. Rockhaven was organized in 1997 to perform advisory services for investment companies and has its principal offices at 100 First Avenue, Suite 1050, Pittsburgh, PA 15222.

For its services and expenses incurred under the sub-advisory agreement, Rockhaven is entitled to a fee payable by AmSouth. The fee is computed daily and paid monthly at an annual rate of 0.36% of the Fund's average daily net assets or such lower fee as may be agreed upon in writing by AmSouth and Rockhaven, provided that if AmSouth waives a portion of its investment advisory fee, Rockhaven has agreed that its sub-advisory fee shall not exceed 60% of AmSouth's net investment advisory fee.

Mr. Wiles is the portfolio manager for the Fund, and, as such, has the primary responsibility for the day-to-day portfolio management of the Fund. Mr. Wiles is the President and Chief Investment Officer of Rockhaven. From May, 1991 to January, 1997, he was portfolio manager of the Federated Equity Income Fund.

Administrator and Distributor

BISYS, 3435 Stelzer Road, Columbus, Ohio 43219-3035, a division of BISYS Group, Inc., is the administrator for the Fund, and also acts as the Trust's principal underwriter and distributor.

The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses assumed and services provided as administrator pursuant to its Management and Administration Agreement with the Trust, the Administrator receives a fee from the Fund equal to the lesser of a fee, computed daily and paid periodically, at the annual rate of 0.20% of the Fund's average daily net assets, or such other fee as may be agreed upon from time to time by the Trust and the Administrator. The Administrator may periodically voluntarily reduce all or a portion of its administrative fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. The voluntary fee reduction will cause the yield of the Fund to be higher than it would otherwise be in the absence of such a reduction.

The Distributor acts as agent for the Fund in the distribution of its Shares and, in such capacity, advertises and pays the cost of advertising, office space and its personnel involved in such activities. The Distributor serves in such capacity without remuneration from the Fund.

Other Service Providers

BISYS Ohio, 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Trust's transfer agent and dividend disbursing agent and provides certain accounting services for the Fund. BISYS Ohio receives an annual fee of $14 per Variable Contract Owner account, subject to certain per-Fund base fees, for its services as transfer agent, and, for its services as fund accountant, BISYS Ohio receives a fee, computed daily and paid periodically, at an annual rate equal to the greater of 0.03% of average daily net assets or $30,000 for the Fund. Coopers & Lybrand L.L.P. serves as independent auditors for the Trust. AmSouth is the custodian of the Fund. See "MANAGEMENT OF THE TRUST" in the Statement of Additional Information for further information.

While BISYS Ohio is a distinct legal entity from BISYS (the Trust's administrator and distributor), BISYS Ohio is considered to be an affiliated person of BISYS under the 1940 Act due to, among other things, the fact that BISYS Ohio is owned by substantially the same persons that directly or indirectly own BISYS.

Variable Contract Owner Servicing Agents

The Trust has adopted a plan under which up to 0.25% of the Fund's average daily net assets may be expended to procure Variable Contract Owner services. Pursuant to agreements with the Fund, certain financial institutions and their affiliates serve as Variable Contract Owner Servicing Agents to the Fund. A Variable Contract Owner Servicing Agent generally provides support services to its clients who are Variable Contract Owners by establishing and maintaining accounts and records, providing account information, arranging for bank wires, responding to routine inquiries, forwarding Variable Contract Owner communications, assisting in the processing of purchase, exchange and redemption requests, and assisting Variable Contract Owners in changing account designations and addresses. For expenses incurred and services provided, each Variable Contract Owner Servicing Agent receives a fee from the Fund, computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets of the Fund allocable to Variable Contracts owned by customers of the Variable Contract Owner Servicing Agent. A Variable Contract Owner Servicing Agent may periodically waive all or a portion of its servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends.

Expenses

AmSouth, Rockhaven, and the Administrator each bear all expenses in connection with the performance of its services other than the cost of securities (including brokerage commissions) purchased for the Trust. The Fund will bear the following expenses relating to its operation: taxes, interest, fees of the Trustees of the Trust, Securities and Exchange Commission fees, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and fund accountant, certain insurance premiums, costs of maintenance of the Trust's existence, costs of Shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.

Banking Laws

Federal banking laws and regulations presently prohibit a national bank or any affiliate thereof from sponsoring, organizing or controlling a registered open-end investment company continuously engaged in the issuance of its shares, and generally from underwriting, selling or distributing securities, such as Shares of the Fund.

AmSouth and Rockhaven each believes that it may perform advisory services for the Fund as described herein and, provided that they do not engage in underwriting, selling or distribution of the Fund's Shares, their affiliates believe that they may perform Variable Contract Owner servicing activities and may receive compensation without violating federal banking laws and regulations.

In the event that, due to future events, either adviser is prohibited from acting as an investment adviser of the Fund, it is probable that the Board of Trustees would either recommend to Shareholders the selection of another qualified adviser or, if that course of action appeared impractical, that the Fund be liquidated.

                                    TAXATION

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Accordingly, the Fund generally will not be subject to federal income taxes to the extent that it distributed on a timely basis its investment company taxable income and its net capital gains.

To comply with regulations under section 817(h) of the Code, the Fund is required to diversify its investments. Generally, the Fund will be required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. Government agency and instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. or an agency or instrumentality of the U.S. is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

Compliance with the diversification rules under Section 817(h) of the Code generally will limit the ability of the Fund to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer) or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government. If the Fund fails to meet the diversification requirement under Section 817(h) of the Code, income with respect to Variable Contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of such Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue. If the Fund failed to qualify as a regulated investment company, the results would be substantially the same as a failure to meet the diversification requirements under Section 817(h) of the Code.

The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.

In the event that rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as currently described, or that the Trust will not have to change the Fund's investment objective or investment policies. While the Fund's investment objective is fundamental and may be changed only by a vote of a majority of its outstanding Shares, the investment policies of the Fund may be modified as necessary to prevent any such prospective rules and regulations from causing Variable Contract Owners to be considered the owners of the Shares of the Fund.

Reference is made to the prospectus for the Separate Account and Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account. See "ADDITIONAL INFORMATION - Additional Tax Information" in the Fund's Statement of Additional Information for more information on taxes.

                              GENERAL INFORMATION

Description of the Trust and Its Shares

The Trust was organized as a Massachusetts business trust in 1994 and currently consists of nine portfolios. Each Share represents an equal proportionate interest in the Fund with other Shares of the Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared at the discretion of the Trustees. Shares are without par value. Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested. Shareholders will vote in the aggregate and not by portfolio except as otherwise expressly required by law.

An annual or special meeting of Shareholders to conduct necessary business is not required by the Trust's Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, approve an investment advisory agreement, and to satisfy certain other requirements. To the extent that such a meeting is not required, the Trust may elect not to have an annual or special meeting.

The Trust will call a special meeting of Shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from Shareholders holding not less than 10% of the outstanding votes of the Trust. At such a meeting, a quorum of Shareholders (constituting a majority of votes attributable to all outstanding Shares of the Trust), by majority vote, has the power to remove one or more Trustees. In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Fund will request voting instructions from variable contract owners and will vote Shares or other voting interests in the separate account in proportion of the voting instructions received. The Separate Account and qualified pension and retirement plans are currently the only Shareholders of the Fund, although other separate accounts of Hartford, or of other insurance companies, may become Shareholders in the future.

Performance Information

From time to time performance information for the Fund showing its average annual total return, aggregate total return and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of the Fund will be calculated for the period since the establishment of the Fund. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions and analyzing the result). Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield of the Fund will be computed by dividing the net investment income per Share earned during a recent one-month period by the per Share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and analyzing the result. Performance information for the Fund will not be advertised or included in sales literature unless accompanied by comparable performance information for the Separate Account.

In addition, from time to time the Fund may present its distribution rate in supplemental sales literature which is accompanied or preceded by a prospectus and in Shareholder reports. Distribution rates will be computed by dividing the distribution per Share made by the Fund over a twelve-month period by the maximum offering price per Share. The calculation of income in the distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses, although the Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital gains which are often non-recurring in nature, whereas yield does not include such items.

Total return and yield are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Consequently, total return and yield will fluctuate and are not necessarily representative of future results. Quotations of yield or total return for the Fund will not take into account charges or deductions against the Separate Account or Variable Contract specific deductions for cost of insurance charges, premium load, administrative fees, maintenance fees, premium tax, mortality and expense risks, or other charges that may be incurred under a Variable Contract for which the Fund serves as an underlying investment vehicle. The Fund's yield and total return should not be compared with mutual funds that sell their shares directly to the public since the figures provided do not reflect charges against the Separate Account or the Variable Contracts. Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. In addition, if AmSouth or BISYS voluntarily reduce all or a part of their respective fees, the total return of the Fund will be higher than it would otherwise be in the absence of such voluntary fee reductions.

Miscellaneous

Inquiries regarding the Trust may be directed in writing to the Trust at 3435 Stelzer Road, Columbus, Ohio 43219-3035, or by calling toll free (800) 257-5872.

No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its Distributor. This Prospectus does not constitute an offering by the Fund or by its Distributor in any jurisdiction in which such offering may not lawfully be made.